REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”), is entered into as of September 16, 2005 by and between Electric Aquagenics Unlimited, Inc., a Delaware corporation (the “Company”), and Water Science, LLC, a Florida limited liability company (the “Investor”).

RECITALS

WHEREAS, the Investor is the holder of a $3,000,000 Senior Secured Convertible Preferred Note (the “Note”) convertible into shares of the Company’s common stock, par value $.0001 per share (the “Common Stock”);

WHEREAS, the Investor is the holder of a Warrant to purchase 2,000,000 shares of the Company’s Common Stock expiring on September 16, 2008 (the “Warrant”); and

WHEREAS, the Company and the Investor deem it to be in their respective best interests to set forth the rights of the Investor in connection with the sale of shares of Common Stock issuable upon conversion of the Note or upon exercise of the Warrant (the “Registrable Shares”) and are entering into this Agreement as a condition to and in connection with the Subscription Agreement entered into by and between the Investor and the Company on the date hereof (the “Subscription Agreement”).

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the parties hereto hereby agrees as follows:

AGREEMENT

1.  Registration Rights.

(a)  Within 180 (but no later than 360 days) after the date hereof, the Company shall prepare and file with the Securities and Exchange Commission (the “SEC”), a registration statement and such other documents as may be necessary, and use its best efforts to have such registration statement declared effective as soon as reasonably practicable after such filing, so as to permit the registered resale of the Registrable Shares, for a period of two (2) years following the issuance of the last Registrable Share. The Company will include in such registration statement the information required under the Securities Act of 1933, as amended (the “Securities Act”) to be so included concerning the Investor, as provided by the Investor pursuant to this Agreement and any other agreements between the parties, including any changes in such information that may be provided by the Investor in writing to the Company from time to time.

(b)  In the event that the Company does not file a registration statement to register the Registrable Shares with the SEC within 180 (but no later than 360 days) after the date hereof, or within such period as extended by such additional number of days as are solely and directly attributable to any delay caused by any act or failure to act by the Investor or its counsel, the Company will be required to pay a penalty to the Investor equal to one percent (1%) of the purchase price for the Investor’s Registrable Shares, and an additional one percent (1%) for each 30-day period during which such registration statement is not filed.

(c)  Notwithstanding the foregoing provisions of this Section 1, the Company may voluntarily suspend the effectiveness of any such registration statement for a limited time, which in no event shall be longer than 60 days in any three-month period and no longer than 120 days in any twelve month period, if the Company has been advised in writing by counsel or underwriters to the Company that the offering of any Registrable Shares pursuant to the registration statement would materially adversely affect, or would be improper in view of (or improper without disclosure in a prospectus), a proposed financing, reorganization, recapitalization, merger, consolidation, or similar transaction involving the Company, in which case the Company shall keep such registration statement effective for an additional period of time beyond two (2) years following the last issuance of a Registrable Share equal to the number of days the effectiveness thereof is suspended pursuant to this provision. The Company shall notify the Investor to such effect, and, upon receipt of such notice, the Investor shall immediately discontinue any sales of Registrable Shares pursuant to such registration statement until the Investor has received copies of a supplemented or amended prospectus or until the Investor is advised in writing by the Company that the then current prospectus may be used and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such prospectus.

(d)  If any event occurs that would cause any such registration statement to contain a material misstatement or omission or not to be effective and usable during the period that such registration statement is required to be effective and usable, the Company shall promptly notify the Investor of such event and, if requested, the Investor shall immediately cease making offers of Registrable Shares and return all prospectuses to the Company. The Company shall promptly file an amendment to the registration statement to correct such misstatement or omission and use its commercially reasonable efforts to cause such amendment to be declared effective as soon as practicable thereafter. The Company shall promptly provide the Investor with revised prospectuses and, following receipt of the revised prospectuses, the Investor shall be free to resume making offers of the Registrable Shares. In the event of such an occurrence, the Company shall keep such registration statement effective for an additional period of time beyond two (2) years following the last issuance of a Registrable Share equal to the number of days the effectiveness thereof is suspended pursuant to this provision.

(e)  Notwithstanding any provision contained herein to the contrary, the Company’s obligation to include, or continue to include, Registrable Shares in any such registration statement under this Section 1 shall terminate to the extent such shares are eligible for resale under Rule 144(k) promulgated under the Securities Act.

(f)  If and whenever the Company is required by the provisions of this Agreement to use its commercially reasonable efforts to effect the registration of the Registrable Shares under the Securities Act for the account of the Investor, the Company will, as promptly as possible:

(i)  prepare and file with the SEC a registration statement complying with applicable requirements under the Securities Act with respect to such securities and use its commercially reasonable efforts to cause such registration statement to become and remain effective;

(ii) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the requirements of the Securities Act and the rules and regulations promulgated by the SEC thereunder relating to the sale or other disposition of the securities covered by such registration statement; and

(iii) furnish to the Investor such numbers of copies of a prospectus complying with the requirements of the Securities Act, and such other documents as the Investor may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by the Investor, but the Investor shall not be entitled to use any selling materials other than a prospectus and such other materials as may be approved by the Company, which approval will not be unreasonably withheld.

(g)  The expenses incurred by the Company in connection with action taken by the Company to comply with this Section 1, including, without limitation, all registration and filing fees, printing and delivery expenses, accounting fees, fees and disbursements of counsel to the Company, consultant and expert fees, and premiums for liability insurance, if the Company chooses to obtain such insurance, obtained in connection with a registration statement filed to effect such compliance and all expenses, including counsel fees, of complying with any state securities laws, shall be paid by the Company. All fees and disbursements of any counsel, experts, or consultants employed by the Investor shall be borne by the Investor. The Company shall not be obligated in any way in connection with any registration pursuant to this Section 1 for any selling commissions or discounts payable by the Investor to any underwriter or broker of securities to be sold by the Investor. The Investor agrees that any such selling commissions or discounts shall be borne by the Investor.

(h)  The Company will indemnify and hold harmless the Investor, its officers, directors and each underwriter of such securities, and any person who controls the Investor or underwriter within the meaning of Section 15 of the Securities Act (each an “Investor Indemnified Party”), against all claims, actions, losses, damages, liabilities and expenses, joint or several, to which any of such persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and will reimburse such Investor Indemnified Party for any legal and any other expenses reasonably incurred by such Investor Indemnified Party in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises directly out of or is based primarily upon an untrue statement or omission made in said registration statement, said preliminary prospectus or said prospectus, or said amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Investor or such underwriter specifically for use in the preparation thereof.

(i)  At any time when a prospectus relating to the Registrable Shares is required to be delivered under the Securities Act, the Company will notify the Investor of the happening of any event, upon the notification or awareness of such event by an executive officer of the Company, as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

(j)  In the event of any registration of any securities under the Securities Act pursuant to this Section 1, the Investor agrees to indemnify and hold harmless the Company, its officers, directors and any person who controls the Company within the meaning of Section 15 of the Securities Act (each a “Company Indemnified Party”), against any losses, claims, damages, liabilities, or actions, joint or several, to which a Company Indemnified Party may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities, or actions arise out of or are based upon any untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent that any such loss, claim, damage, liability, or action arises out of or is based upon an untrue statement or omission made in said registration statement, preliminary prospectus or prospectus or amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Investor or any affiliate (as defined in the Securities Act) of the Investor specifically for use in the preparation thereof.

(k)  Any party entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification, and (ii) unless in such indemnified party’s reasonable judgment, based upon advise of counsel, a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnified party will not be subject to any liability for any settlement made by the indemnifying party without its consent (which consent may not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party, based upon advise of counsel, with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

(l)  With a view to making available to the Investor the benefits of Rule 144 promulgated under the Securities Act, the Company agrees that it will use its commercially reasonable efforts to maintain registration of its Common Stock under Section 12 or 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to file with the SEC in a timely manner all reports and other documents required to be filed by an issuer of securities registered under the Exchange Act so as to maintain the availability of Rule 144. Upon the request of any record owner, the Company will deliver to such owner a written statement as to whether it has complied with the reporting requirements of Rule 144.

2.  Representations and Warranties of the Investor. The Investor hereby represents and warrants to the Company as follows:

(a)  The Investor is acquiring the Registrable Shares for its own account, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act, and applicable state securities laws.

(b)  The Investor acknowledges that the certificate(s) representing the Registrable Shares acquired by the Investor shall bear a restrictive legend substantially as follows:

THIS SECURITY HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED OR SOLD UNLESS REGISTERED AND QUALIFIED PURSUANT TO THE APPLICABLE PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION OR QUALIFICATION APPLIES. THEREFORE, NO SALE OR TRANSFER OF THIS SECURITY SHALL BE MADE, NO ATTEMPTED SALE OR TRANSFER SHALL BE VALID, AND THE ISSUER SHALL NOT BE REQUIRED TO GIVE ANY EFFECT TO ANY SUCH TRANSACTION UNLESS (A) SUCH TRANSACTION HAS BEEN DULY REGISTERED UNDER THE ACT AND QUALIFIED OR APPROVED UNDER APPROPRIATE STATE SECURITIES LAWS, OR (B) THE ISSUER HAS FIRST RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH REGISTRATION, QUALIFICATION OR APPROVAL IS NOT REQUIRED.

(c)  The Investor acknowledges that the Registrable Shares will be “restricted securities” within the meaning of Rule 144 under the Securities Act, are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Securities Act and applicable state securities laws, pursuant to registration or exemption therefrom. The Investor is aware that the Investor may be required to bear the financial risks of this investment for an indefinite period of time.

(d)  The Investor further represents and warrants that the Investor is an “accredited investor” within the meaning of Rule 501(a) of Regulation D under the Securities Act, and the Investor has executed the Certificate of Accredited Investor Status, attached hereto as Exhibit A.

(e)  The Investor has full power and authority to execute and deliver this Agreement, (ii) the execution and delivery by the Investor of this Agreement and the performance by it of its obligations hereunder have been authorized by all necessary action of the Investor, (iii) this Subscription Agreement has been duly and validly executed and delivered by the Investor and constitutes the legal, valid and binding obligation of the Investor, and (iv) this Agreement is enforceable against the Investor in accordance with its terms.

3.  Representations and Warranties of the Company. The Company hereby represents and warrants to the Investor as follows:

(a)  The Company is duly incorporated, validly existing and in good standing under the laws of its state of incorporation, and is duly qualified to do business as a foreign corporation in all jurisdictions in which the failure to be so qualified would materially and adversely affect the business or financial condition, properties or operations of the Company.

(b)  The Company has duly authorized the issuance and sale of the Registrable Shares in accordance with the terms of this Agreement (as described herein) by all requisite corporate action, including the authorization of the Company’s Board of Directors of the issuance and sale of the Registrable Shares in accordance herewith, and the execution, delivery and performance of any other agreements and instruments executed in connection herewith. This Agreement constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (iii) to the extent the indemnification provisions contained herein may be limited by applicable federal or state securities laws.

4.  Survival; Indemnification. All representations, warranties, covenants and the indemnification obligations contained in this Agreement shall survive (i) the acceptance of this Agreement by the Company, (ii) changes in the transactions, documents and instruments described herein which are not material or which are to the benefit of the Investor, and (iii) the death or disability of the Investor. The Investor understands the meaning and legal consequences of the representations, warranties and covenants in Section 2 hereof and that the Company has relied upon such representations, warranties and covenants in determining the Investor’s qualification and suitability to purchase Registrable Shares. The Investor hereby agrees to indemnify, defend and hold harmless the Company and its respective officers, directors, employees, agents and controlling persons, from and against any and all losses, claims, damages, liabilities, expenses (including attorneys’ fees and disbursements), judgments or amounts paid in settlement of actions arising out of or resulting from the untruth of any representation of the Investor herein or the breach of any warranty or covenant of the Investor made herein. Notwithstanding the foregoing, no representation, warranty, covenant or acknowledgment made herein by the Investor shall in any manner be deemed to constitute a waiver of any rights granted to it under the Securities Act or state securities laws or otherwise.

5.  Notices. All notices and other communications provided for under this Note shall be in writing (including by facsimile) and addressed, delivered or transmitted in accordance with Section 6.7 of the Subscription Agreement.

6.  Assignability. This Agreement is not assignable by the Investor, and may not be modified, waived or terminated except by an instrument in writing signed by the party against whom enforcement of such modification, waiver or termination is sought.

7.  Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their respective heirs, executors, administrators, successors, legal representatives and permitted assigns, and the agreements, representations, warranties and acknowledgments contained herein shall be deemed to be made by and be binding upon such heirs, executors, administrators, successors, legal representatives and permitted assigns.

8.  Obligations Irrevocable. The obligations of the Investor shall be irrevocable, except with the consent of the Company, until the issuance of the Registrable Shares; provided, however, that the Investor may revoke the subscription hereunder at any time prior to the Company’s acceptance of same.

9.  Entire Agreement. This Agreement constitutes the entire agreement of the Investor and the Company relating to the matters contained herein, superseding all prior contracts or agreements, whether oral or written.

10.  Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of law thereof that would require the application of the laws of any jurisdiction other than Delaware.

11.  Severability. If any provision of this Agreement or the application thereof to the Investor or any circumstance shall be held invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provision to other subscriptions or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

12.  Headings. The headings in this Agreement are inserted for convenience and identification only and are not intended to describe, interpret, define, or limit the scope, extent or intent of this Agreement or any provision hereof.

13.  Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

(Remainder of Page Intentionally Left Blank)

IN WITNESS WHEREOF, the parties have caused the execution of this Agreement by their duly authorized representatives as of the day and the year first above written.

ELECTRIC AQUAGENICS, INC.

By:	/s/
Name:
Title:

WATER SCIENCE, LLC

By:	/s/
Name: Peter Ullrich
Title: Sole Member

Exhibit A

CERTIFICATE OF ACCREDITED INVESTOR STATUS

The undersigned is an “accredited investor,” as that term is defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”). The undersigned has checked the box below indicating the basis on which the undersigned is representing the undersigned’s status as an “accredited investor”:

☐
a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended; an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, and such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are “accredited investors”;

☐	a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

☐
an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

☐	a natural person whose individual net worth, or joint net worth with the undersigned’s spouse, at the time of this purchase exceeds $1,000,000;

☐
a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with the undersigned’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

☐
a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment;

☐	an entity in which all of the equity holders are “accredited investors” by virtue of their meeting one or more of the above standards; or

☐	an individual who is a director or executive officer of Electric Aquagenics Unlimited, Inc.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Accredited Investor Status effective as of the __ day of , 2005.

WATER SCIENCE, LLC

By:	/s/
Name:
Title: